Filed pursuant to 497(e) and 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 25, 2022

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2021,

PROSPECTUS DATED APRIL 30, 2021 AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021, AS SUPPLEMENTED

T. ROWE PRICE MID CAP GROWTH PORTFOLIO

In connection with organizational changes relevant to the investment advisory business of T. Rowe Price Associates, Inc. (“TRPA”), the Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a sub-subadvisory agreement (the “Agreement”) between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC (“BIA”), TRPA and T. Rowe Price Investment Management, Inc. (“TRPIM”). Pursuant to the Agreement, TRPIM will act as sub-subadviser to T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), effective on or about March 7, 2022. On or about March 7, 2022, it is expected that Mr. Brian Berghuis, portfolio manager to the Portfolio since 2003, will become an employee of TRPIM and TRPIM will assume portfolio management responsibilities for the Portfolio. No changes to the Portfolio’s portfolio manager, principal investment strategies or day-to-day management are expected in connection with the implementation of the Agreement. TRPA, and not the Portfolio, will pay any fees to TRPIM under the Agreement. TRPIM is a wholly-owned subsidiary of TRPA and its offices are located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to TRPA as the Portfolio’s sole subadviser in their forms and communications until such documents can be revised.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE